UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/01/2012

Stereotaxis, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50884

Delaware	94-3120386
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, MO 63108
(Address of principal executive offices, including zip code)

314-678-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On May 1, 2012, Stereotaxis, Inc. (the "Company") and a wholly-owned subsidiary of the Company (the "Subsidiary") entered into a Second Loan Modification and Waiver Agreement (Domestic) with Silicon Valley Bank ("Bank") ("Modification Agreement"), amending the terms of that certain Second Amended and Restated Loan and Security Agreement (Domestic) dated November 30, 2011 (as previously amended, the "Amended Loan Agreement") to extend the maturity of the revolving line of credit under the Amended Loan Agreement from April 30, 2012 to May 15, 2012.

On May 1, 2012, the Company and the Subsidiary also entered into an Export-Import Bank Second Loan Modification and Waiver Agreement with the Bank (the "Ex-Im Modification Agreement") to extend the maturity date of the revolving line of credit under that certain Amended and Restated Export-Import Bank Loan and Security Agreement dated November 30, 2011 (as previously amended, the "Amended Ex-Im Agreement"), from April 30, 2012 to May 15, 2012.

In addition, the Bank waived the defaults for failure to comply with the minimum liquidity ratio financial covenant under the Amended Loan Agreement and the Amended Ex-Im Agreement solely for the compliance period ended April 30, 2012.

The parties entered into the Silicon Valley Bank extensions described above in order to permit the Company additional time to complete its negotiations to strengthen the Company's capital position, including securing a further extension of Silicon Valley Bank agreements and completion of additional capital transactions, as previously disclosed in its earnings release included in the Company's Form 8-K filed March 5, 2012.

Also on May 1, 2012, in conjunction with the Silicon Valley Bank extension, the Company entered into a further amendment to the Note and Warrant Purchase Agreement effective as of February 7, 2008, as amended (the "Fifth Amendment to Note and Warrant Purchase Agreement"), with Alafi Capital Company LLC and certain affiliates of Sanderling Venture Partners (collectively, the "Lenders") to further extend the Lenders' obligation to provide $10 million in either direct loans to the Company or loan guarantees to the Company's primary bank lender through May 15, 2012, unless terminated earlier under some circumstances. The Company granted to the Lenders warrants (the "Extension Warrants") to purchase an aggregate of 609,756 shares of Common Stock in exchange for their extension. The Extension Warrants are exercisable at $0.41 per share.

The Lenders are affiliates of Christopher Alafi and Fred A. Middleton, respectively, each of whom is a member of the Company's Board of Directors.

As of April 30, 2012, the outstanding principal balance under the Amended Loan Agreement and the Amended Ex-Im Agreement was approximately $18.7 million.

While management continues to believe that its plans for recapitalization of the Company and further extension of all or a portion of its Silicon Valley Bank loans will be completed successfully, there can be no assurance that the Company will be able to finalize such recapitalization, or that such recapitalization will enable the Company to execute its current business plan. In connection with the foregoing, the Company also received a waiver of any cross-defaults under the Company's loan agreement with Cowen Healthcare Royalty Partners II, L.P. ("Cowen"). The outstanding principal under the facility with Cowen is currently $15 million, which the Company is obligated to repay through, and which is secured by, royalties payable to the Company under its alliance agreement with Biosense Webster, Inc.

The forgoing descriptions of the Modification Agreement, the Ex-Im Modification Agreement and the Fifth Amendment to Note and Warrant Purchase Agreement are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 is incorporated herein by reference.

Item 2.04.    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information included in Item 1.01 is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated herein by reference.

In connection with the issuance of the Extension Warrants, the Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 of Regulation D promulgated pursuant thereto. The offering of the Extension Warrants was conducted without general solicitation or advertising. The Extension Warrants include a restrictive legend permitting the transfer of the Extension Warrants only in compliance with applicable securities laws. The Lenders each represented their respective intention to acquire the Extension Warrants for investment purposes and not with a view to or for distribution and that each Lender is an "accredited investor" under Rule 501(e) under Regulation D under the Securities Act of 1933. The Lenders had adequate access to information about the Company through information provided to them.

Item 9.01.    Financial Statements and Exhibits

(a)        Not applicable

(b)        Not applicable

(c)        Not applicable

(d)        Exhibits:

10.1        Second Amendment to Second Amended and Restated Loan and Security Agreement (Domestic) (the "Amended Loan Agreement") between Silicon Valley Bank and the Company, dated May 1, 2012

10.2        Export-Import Bank Second Loan Modification and Waiver Agreement, dated May 1, 2012 between Silicon Valley Bank, the Company and Stereotaxis International, Inc.

10.3        Fifth Amendment to the Note and Warrant Purchase Agreement, dated May 1, 2012 among affiliated entities of Sanderling Venture Partners, Alafi Capital Company and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stereotaxis, Inc.

Date: May 02, 2012	By:	/s/ Karen Witte Duros
Karen Witte Duros
Sr. Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Second Amendment to Second Amended and Restated Loan and Security Agreement (Domestic) (the "Amended Loan Agreement") between Silicon Valley Bank and the Company, dated May 1, 2012
EX-10.2	Export-Import Bank Second Loan Modification and Waiver Agreement, dated May 1, 2012 between Silicon Valley Bank, the Company and Stereotaxis International, Inc.
EX-10.3	Fifth Amendment to the Note and Warrant Purchase Agreement, dated May 1, 2012 among affiliated entities of Sanderling Venture Partners, Alafi Capital Company and the Company